EXHIBIT 99

LETTER TO SHAREHOLDERS:

         The financial performance for the second quarter of 1999 was slightly down from the same period of 1998. Reported earnings for the quarter were $6.99 million or 42 cents per share compared to $7 million or 41 cents per share for three months ended June 30, 1998. City Holding Company reported earnings of $12.24 million or 73 cents per share for the six months ended June 30, 1999 compared to $13.74 million or 81 cents per share for the six months ended June 30, 1998.

         The return on average assets for the second quarter of 1999 was 1.03% compared to 1.13% for the second quarter of 1998. The return on average shareholder's equity for the second quarter of 1999 was 12.68% compared to 11.85% for the second quarter of 1998. For the first six months of 1999 return on average assets was .91% compared to 1.13% for the six months ended June 30, 1998. Return on average equity was 11.08% and 11.95% for the six months ended June 30, 1999 and 1998, respectively.

         During the second quarter of 1999, City Holding Company completed the sale of six branch locations as part of the Company's continuing reorganization following its merger of Horizon Bancorp. As a result of the divestitures, other income included a tax effected $5.18 million that was associated with the gain of the sale of those branch offices.

         Conversely, the integration of the former Horizon banks has not occurred as smoothly or as quickly as originally anticipated due to problems with operational restructuring. The problems have been identified and are being corrected in the normal course of business and are temporary by nature. However, until the corrections are completed it is creating significant expenses due to extra personnel and overtime, temporary employment services and outside professional services. Also, it has impeded management's ability to realize the cost savings associated with the merger of Horizon, which occurred on December 31, 1998. Management anticipates having the non-recurring expenses eliminated by early in the fourth quarter of 1999 and to begin to experience cost savings of the full consolidation of its operations thereafter.

         City Mortgage Services, which services almost $2 billion in loans, is also working towards a joint venture with another loan servicing operation. Those companies have signed a non-binding letter of intent to spin-off their separate operations into a new company. Management views this as extremely valuable to City Holding Company.

         Finally, the work of positioning City Holding Company for the future has required a great deal of effort from the many people in the organization. Their teamwork continues to provide the foundation for building shareholder value. As we diligently work to improve our financial results and complete this combination of our operations, we appreciate the support and continued goodwill of our shareholders.

                                                              Yours truly,

                                                              /s/ Steven J. Day

                                                              Steven J. Day
                                                              President & CEO

CONSOLIDATED BALANCE SHEETS
CITY HOLDING COMPANY AND SUBSIDIARIES
(IN THOUSANDS)

                                                            JUNE 30            December 31            June 30
                                                             1999                 1998                 1998
                                                     ----------------------------------------------------------------
                                                          (UNAUDITED)                               (UNAUDITED)
ASSETS
Cash and due from banks                                    $    101,765         $     87,866         $     87,832
Federal funds sold                                                  439               31,911               12,835
                                                     ----------------------------------------------------------------
     CASH AND CASH EQUIVALENTS                                  102,204              119,777              100,667
Securities available for sale, at fair value                    380,650              356,659              335,587
Securities held-to-maturity (approximate fair value
   at December 31, 1998 and June 30, 1998 - $40,539                   -               39,063               40,430
   and $41,572)
Loans:
     Gross loans                                              1,734,396            1,715,929            1,689,188
     Allowance for loan losses                                  (18,795)             (17,610)             (18,464)
                                                     ----------------------------------------------------------------
     NET LOANS                                                1,715,601            1,698,319            1,670,724
Loans held for sale                                             105,918              246,287              194,959
Premises and equipment                                           68,132               71,094               67,103
Accrued interest receivable                                      22,975               21,660               19,597
Other assets                                                    209,328              153,145              112,940
                                                     ----------------------------------------------------------------
     TOTAL ASSETS                                            $2,604,808           $2,706,004           $2,542,007
                                                     ================================================================

LIABILITIES
Deposits:
Noninterest-bearing                                        $    248,027         $    303,421         $    295,008
Interest-bearing                                              1,681,669            1,760,994            1,698,207
                                                     ----------------------------------------------------------------
     TOTAL DEPOSITS                                           1,929,696            2,064,415            1,993,215
Short-term borrowings                                           216,357              183,418              155,678
Long-term debt                                                  100,472              102,719               87,267
Corporation-obligated mandatorily redeemable capital
   securities of subsidiary trusts holding solely
   subordinated debentures of City Holding Company               87,500               87,500               30,000
Other liabilities                                                54,411               47,893               33,827
                                                     ----------------------------------------------------------------
      TOTAL LIABILITIES                                       2,388,436            2,485,945            2,299,987

STOCKHOLDERS' EQUITY
Preferred stock, par value $25 per share: authorized
   - 500,000 shares: none issued
Common stock, par value $2.50 per share: 50,000,000
   shares authorized; issued and outstanding
   16,853,051, 16,820,276, and 17,095,417 shares
   as of June 30, 1999, December 31, 1998, and June 30,
   1998, respectively, including 17,199, 10,000, and             42,133               42,051               42,740
   213,702 shares, respectively, in treasury
Capital surplus                                                  58,685               58,365               66,994
Retained earnings                                               125,723              120,209              134,896
Cost of common stock in treasury                                   (535)                (274)              (5,643)
Accumulated other comprehensive (loss) income                    (9,634)                (292)               3,033
                                                     ----------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY                                216,372              220,059              242,020
                                                     ----------------------------------------------------------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $2,604,808           $2,706,004           $2,542,007
                                                     ================================================================

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
CITY HOLDING COMPANY AND SUBSIDIARIES
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)

                                                                                   Six Months Ended June 30
                                                                                   1999               1998
                                                                            ---------------------------------------
INTEREST INCOME
Interest and fees on loans                                                        $84,804              $82,918
Interest on investment securities:
  Taxable                                                                           8,530                8,937
  Tax-exempt                                                                        2,551                2,409
Other interest income                                                               2,783                1,490
                                                                            ---------------------------------------
   TOTAL INTEREST INCOME                                                           98,668               95,754

INTEREST EXPENSE
Interest on deposits                                                               36,370               36,259
Interest on short-term borrowings                                                   4,549                4,561
Interest on long-term debt                                                          2,999                2,715
Interest on trust preferred securities                                              3,996                  694
                                                                            ---------------------------------------
   TOTAL INTEREST EXPENSE                                                          47,914               44,229
                                                                            ---------------------------------------
   NET INTEREST INCOME                                                             50,754               51,525
Provision for loan losses                                                           4,643                2,467
                                                                            ---------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                             46,111               49,058

OTHER INCOME
Investment securities gains (losses)                                                   48                   (6)
Service charges                                                                     4,507                4,541
Mortgage loan servicing fees                                                       11,302                8,009
Net origination fees on junior-lien mortgages                                       4,031                6,217
Gain on sale of loans                                                               5,208                7,333
Other income                                                                       17,034                7,630
                                                                            ---------------------------------------
  TOTAL OTHER INCOME                                                               42,130               33,724

OTHER EXPENSES
Salaries and employee benefits                                                     28,991               25,872
Occupancy, excluding depreciation                                                   6,651                3,937
Depreciation                                                                        5,619                4,585
Advertising                                                                         9,353                9,281
Other expenses                                                                     18,140               17,881
                                                                            ---------------------------------------
   TOTAL OTHER EXPENSES                                                            68,754               61,556
                                                                            ---------------------------------------
   INCOME BEFORE INCOME TAXES                                                      19,487               21,226
INCOME TAXES                                                                        7,248                7,490
                                                                            ---------------------------------------
   NET INCOME                                                                     $12,239              $13,736
                                                                            =======================================

Basic earnings per common share                                                    $0.73                $0.82
                                                                            =======================================
Diluted earnings per common share                                                  $0.73                $0.81
                                                                            =======================================
Average common shares outstanding:
   Basic                                                                           16,820               16,760
                                                                            =======================================
   Diluted                                                                         16,820               16,866
                                                                            =======================================

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
CITY HOLDING COMPANY AND SUBSIDIARIES
(IN THOUSANDS, EXCEPT EARNINGS PER SHARE DATA)

                                                                                  Three Months Ended June 30
                                                                                   1999               1998
                                                                            ---------------------------------------
INTEREST INCOME
Interest and fees on loans                                                        $41,096              $43,198
Interest on investment securities:
  Taxable                                                                           4,256                4,349
  Tax-exempt                                                                        1,263                1,206
Other interest income                                                               1,458                  948
                                                                            ---------------------------------------
   TOTAL INTEREST INCOME                                                           48,073               49,701

INTEREST EXPENSE
Interest on deposits                                                               17,773               19,152
Interest on short-term borrowings                                                   2,591                1,940
Interest on long-term debt                                                          1,356                1,248
Interest on trust preferred securities                                              1,998                  686
                                                                            ---------------------------------------
   TOTAL INTEREST EXPENSE                                                          23,718               23,026
                                                                            ---------------------------------------
   NET INTEREST INCOME                                                             24,355               26,675
Provision for loan losses                                                           2,229                1,238
                                                                            ---------------------------------------
   NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES                             22,126               25,437

OTHER INCOME
Investment securities gains (losses)                                                    6                    9
Service charges                                                                     2,322                2,404
Mortgage loan servicing fees                                                        5,617                4,126
Net origination fees on junior-lien mortgages                                       3,838                4,071
Gain on sale of loans                                                               4,483                4,775
Other income                                                                       11,445                4,166
                                                                            ---------------------------------------
  TOTAL OTHER INCOME                                                               27,711               19,551

OTHER EXPENSES
Salaries and employee benefits                                                     13,779               13,621
Occupancy, excluding depreciation                                                   3,307                2,175
Depreciation                                                                        2,991                2,429
Advertising                                                                         8,233                6,104
Other expenses                                                                      9,825                9,855
                                                                            ---------------------------------------
   TOTAL OTHER EXPENSES                                                            38,135               34,184
                                                                            ---------------------------------------
   INCOME BEFORE INCOME TAXES                                                      11,702               10,804
INCOME TAXES                                                                        4,708                3,805
                                                                            ---------------------------------------
   NET INCOME                                                                      $6,994               $6,999
                                                                            =======================================

Basic earnings per common share                                                     $0.42                $0.41
                                                                            =======================================
Diluted earnings per common share                                                   $0.42                $0.41
                                                                            =======================================
Average common shares outstanding:
   Basic                                                                           16,820               16,879
                                                                            =======================================
   Diluted                                                                         16,820               17,042
                                                                            =======================================

SELECTED FINANCIAL SUMMARY
CITY HOLDING COMPANY AND SUBSIDIARIES
(IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              JUNE 30,
                                                  1999                       1998
                                        -----------------------------------------------------
FOR THE SIX MONTHS ENDED:

   PER SHARE DATA:
     Basic earnings per common share        $          0.73              $        0.82
     Diluted earnings per common share                 0.73                       0.81

   SELECTED RATIOS:
     Return on Average Assets                          0.91%                      1.13%
     Return on Average Equity                         11.08                      11.95
     Average Equity to Average Assets                  8.20                       9.52

FOR THE THREE MONTHS ENDED:

   PER SHARE DATA:
     Basic earnings per common share        $          0.42              $        0.41
     Diluted earnings per common share                 0.42                       0.41

   SELECTED RATIOS:
     Return on Average Assets                          1.03%                      1.13%
     Return on Average Equity                         12.68                      11.85
     Average Equity to Average Assets                  8.14                       9.56

AT PERIOD END:

     Net Loans                              $     1,715,601              $   1,670,724
     Securities                                     380,650                    376,017
     Deposits                                     1,929,696                  1,993,215
     Stockholders' Equity                           216,372                    242,020
     Total Assets                                 2,604,808                  2,542,007
     Book value per common share                      12.85                      14.34

TWO YEAR SUMMARY OF COMMON STOCK PRICES AND DIVIDENDS

                                                                    MARKET VALUE
                             CASH DIVIDENDS PER SHARE          LOW                HIGH
                             -----------------------------------------------------------------
1999
SECOND QUARTER                          $0.200                $25.750             $32.250
First Quarter                            0.200                 24.813              31.250

1998
Fourth Quarter                           0.200                 30.000              37.125
Third Quarter                            0.190                 34.250              44.875
Second Quarter                           0.190                 41.000              48.000
First Quarter                            0.190                 41.500              51.000

1997
Fourth Quarter                           0.190                 39.875              42.375
Third Quarter                            0.180                 32.250              43.250

                  City Holding Company's common stock trades on The Nasdaq Stock Market under the symbol CHCO. The table above sets forth the cash dividends paid per share and information regarding the market prices per share of the Company's common stock for the periods indicated. The price ranges are based on transactions as reported on The Nasdaq Stock Market.

                 CITY HOLDING COMPANY SUBSIDIARIES AND DIVISIONS
                               www.cityholding.com


                       CITY NATIONAL BANK OF WEST VIRGINIA
              Community banking subsidiary of City Holding Company
                    Main Office: 3601 MacCorkle Avenue, S.E.
                            Charleston, West Virginia
                            www.citynational-bank.com

                            DEL AMO SAVINGS BANK, FSB
              Community banking subsidiary of City Holding Company
                         Main Office: 3422 Carson Street
                              Torrance, California

                               FRONTIER STATE BANK
              Community banking subsidiary of City Holding Company
                       Main Office: 2233 Artesia Boulevard
                            Redondo Beach, California

                           CITY FINANCIAL CORPORATION
             Investment brokerage subsidiary of City Holding Company
                    Main Office: 3601 MacCorkle Avenue, S.E.
                            Charleston, West Virginia
                            www.cityfinancialcorp.com

                             CITY MORTGAGE SERVICES
          Loan origination and servicing division of City National Bank
                         Main Office: 25 Gatewater Road
                           Cross Lanes, West Virginia
                          www.citymortgageservices.com

                                     CITYNET
    Internet service and web site development division of City National Bank
                         Main Office: 25 Gatewater Road
                           Cross Lanes, West Virginia
                                 www.citynet.net

                           JARRETT/AIM COMMUNICATIONS
             Printing and direct mail division of City National Bank
                       Main Office: 900 Christopher Street
                            Charleston, West Virginia
                               www.jarrett-aim.com

                                    RMI, LTD.
               Insurance brokerage division of City National Bank
                           Main Office: 1 Wall Street
                             Winfield, West Virginia
                                 www.rmiltd.com

CITY HOLDING COMPANY, A WEST VIRGINIA CORPORATION HEADQUARTERED IN CHARLESTON, WEST VIRGINIA, IS A MULTI-BANK HOLDING COMPANY THAT PROVIDES DIVERSIFIED FINANCIAL PRODUCTS AND SERVICES TO CONSUMERS AND LOCAL BUSINESSES. THROUGH ITS NETWORK OF 65 BANKING OFFICES IN WEST VIRGINIA, OHIO, AND CALIFORNIA, THE COMPANY PROVIDES CREDIT, DEPOSIT, INVESTMENT ADVISORY, INSURANCE AND TECHNOLOGY PRODUCTS AND SERVICES TO ITS CUSTOMERS.

                              CITY HOLDING COMPANY
                               BOARD OF DIRECTORS

         SAMUEL M. BOWLING                                    C. DALLAS KAYSER
         President, Dougherty Co., Inc.                       Attorney
         Vice Chairman of the Board,
         City Holding Company                                 BERNARD C. MCGINNIS, III
                                                              Vice Chairman of the Board,
         PHILLIP W. CAIN                                      City Holding Company
         Executive Vice President,
         City National Bank                                   THOMAS L. MCGINNIS
                                                              Executive Vice President,
         DR. D. K. CALES                                      City National Bank
         Dentist
                                                              PHILIP L. MCLAUGHLIN
         HUGH R. CLONCH                                       Chairman of the Board,
         President,                                           City Holding Company
         Clonch Industries, Inc.
                                                              LEON K. OXLEY
         STEVEN J. DAY                                        Partner,
         President & Chief Executive Officer,                 Frazier & Oxley, LC
         City Holding Company
                                                              E. M. PAYNE, III
         WILLIAM C. DOLIN                                     Partner,
         Retired,                                             File, Payne, Scherer & File
         Dolin Supply Co.
                                                              R. T. ROGERS
         ROBERT D. FISHER                                     President   &  Chief   Executive Officer,
         Partner,                                             R. T. Rogers Oil Co.
         Adams, Fisher & Evans
                                                              MARK H. SCHAUL
         JAY C. GOLDMAN                                       President,
         President,                                           Charmar Realty Company
         Goldman & Associates
                                                              JAMES E. SONGER, SR.
         DAVID E. HADEN                                       Retired,
         President,                                           Songer Insurance, Inc.
         RMI, Ltd.
                                                              ALBERT M. TIECHE, JR.
         DAVID W. HAMBRICK                                    President,
         Vice President,                                      BHI, Inc.
         City Holding Company
                                                              DIRECTORS EMERITUS
         FRANK S. HARKINS, JR.                                  George F. Davis
         Retired,                                               William M. Frazier
         Bank of Raleigh                                        Jack E. Fruth
                                                                Vitus Hartley, Jr.
         CARLIN K. HARMON                                       Dale Nibert
         Former President & CEO,
         First State Bank & Trust

         TRACY W. HYLTON, II
         President,
         Eller, Inc.

                               CITY NATIONAL BANK
                               BOARD OF DIRECTORS

          JACK ALLEN                             CLARENCE MARTIN
          JACK BAZEMORE                          CURTIS MCCALL
          SAMUEL M. BOWLING                      HAROLD PAYNE
          OSHEL CRAIGO                           PAT REED
          STEVEN J. DAY                          JAMES ROSSI
          WILLIAM FILE                           SHARON ROWE
          SCOTT GIBSON                           MICHAEL SELLARDS
          ROBERT GRIST                           CHARLES SMITH
          CAROL KABLE                            PAUL TURMAN, II
          BARRY KEMERER                          CECIL WILLIAMS
          JACK KLIM                              MARY HOOTEN WILLIAMS
          TOM LILLY                              LEE WILSON
          TIMOTHY J. MANCHIN